UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 21, 2022
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	DRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Shareholders of the Company was held online via the internet at www.virtualshareholdermeeting.com/DRI2022 on September 21, 2022. On September 22, 2022, Peter W. Descovich, the independent Inspector of Election for the Annual Meeting, delivered to the Company his final, certified vote results.

(b)    The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)    Voted on the election of 10 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified, as follows:

Nominees	For	Withheld	Broker Non-Vote
Margaret Shân Atkins	98,208,970	2,197,519	10,503,874
Ricardo Cardenas	99,852,877	553,612	10,503,874
Juliana L. Chugg	100,099,195	307,294	10,503,874
James P. Fogarty	98,814,977	1,591,512	10,503,874
Cynthia T. Jamison	94,612,251	5,794,238	10,503,874
Eugene I. Lee, Jr.	98,556,246	1,850,243	10,503,874
Nana Mensah	99,443,470	963,019	10,503,874
William S. Simon	97,188,606	3,217,883	10,503,874
Charles M. Sonsteby	99,047,483	1,359,006	10,503,874
Timothy J. Wilmott	99,051,563	1,354,926	10,503,874

Based on these results, the following nominees were elected as directors at the Annual Meeting, each to serve until the next annual meeting of shareholders and until his or her successor is elected and qualified: Margaret Shân Atkins, Ricardo Cardenas, Juliana L. Chugg, James P. Fogarty, Cynthia T. Jamison, Eugene I. Lee, Jr., Nana Mensah, William S. Simon, Charles M. Sonsteby and Timothy J. Wilmott.

(ii)    Approved a resolution providing advisory approval of the Company’s executive compensation.

For	96,064,614
Against	4,138,324
Abstain	203,551
Broker Non-Vote	10,503,874

(iii) Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 28, 2023.

For	106,631,489
Against	4,214,243
Abstain	64,631
Broker Non-Vote	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Matthew R. Broad
Matthew R. Broad
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: September 22, 2022

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